Exhibit 32.1

Certification of the Chief Executive Officer Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of PRAECIS PHARMACEUTICALS INCORPORATED (the “Company”) for the quarterly period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Malcolm L. Gefter, Ph.D., as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Malcolm L. Gefter, Ph.D.
Name:	Malcolm L. Gefter, Ph.D.
Title:	Chief Executive Officer
Date:	November 9, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to PRAECIS PHARMACEUTICALS INCORPORATED and will be retained by PRAECIS PHARMACEUTICALS INCORPORATED and furnished to the Securities and Exchange  Commission or its staff upon request.

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.